UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 10, 2012
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company in connection with the presentation at the 30th Annual J.P. Morgan Healthcare Conference in San Francisco, CA on January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

January 10, 2012

January 10, 2012
San Francisco, CA
30th Annual J.P. Morgan
Healthcare Conference

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without limitation,
competitive actions in the marketplace and adverse
actions of governmental and other third-party payors.
Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that could
affect the Company’s financial results is included in
the Company’s Form 10-K for the year ended
December 31, 2010, and subsequent SEC filings.
Forward Looking Statement

Introduction
Leading National
Lab Provider
• Fastest growing national lab
• $55 billion market
• Clinical, Anatomic and Genomic Testing
• Serving clients in all 50 states and Canada
• Foremost worldwide clinical trials testing business

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Introduction

2010 Projected US Health Care Spend $2.6 Trillion

2,500
2,000
1,500
1,000
500
0
$ Billions
Other
Administration Costs
LAB TESTING
Nursing Home
and Home Health
Prescription Drugs
Physician Services
Hospital Care
2-3% of spend
influences 70-80%
of physician decisions

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; and U.S. Department of Commerce, Bureau of Economic Analysis and U.S. Bureau of the Census, and company estimates.

Valuable Service
• Small component of total cost
 influences large percentage
 of clinical decisions
• Screening, early detection,
 and monitoring reduce
 downstream costs
• Companion diagnostics
 improve drug efficacy and
 safety
Attractive Market

14
12
10
8
6
4
2
0
Relative Number of Lab Tests Per Year
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market
Growth Drivers
• Aging population
• Industry consolidation
• Advances in genomics
• Pharmacogenomics/
 companion diagnostics
• Cost pressures will reward
 lower cost and more
 efficient labs
Source: CDC National Ambulatory Medical Care Survey and Company Estimates

20%
4%
9%
12%
55%
Hospital Affiliated
Quest
LabCorp
Physician Office
Other Independent

Attractive Market
Opportunity to
Take Share
• Approximately 5,000
 independent labs
• Less efficient, higher cost
 competitors
Source: Washington G-2 Reports and Company estimates
$55 Billion US Lab Market

LabCorp U.S. Payor
Mix % of revenue, 2010
7.4%
20.5%
3.3%
27.5%
41.4%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market
Diversified Payor Mix
• No customer > 9% of revenue
• Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2010
6.2%
14.3%
16.0%
63.4%
Other Esoteric
Core
All Genomic
Histology

Attractive Market
Diversified Test Mix
With acquisition of former
Genzyme GeneticsSM* business,
esoteric testing comprises
approximately 40% of revenue
*GENZYME GENETICSSM and its logo are trademarks of Genzyme Corporation and used by Esoterix
Genetic Laboratories, LLC, a wholly-owned subsidiary of LabCorp, under license. Esoterix Genetic
Laboratories and LabCorp are operated independently from Genzyme Corporation.

Mission Statement
Five Pillar Strategy
We Will Offer The Highest
Quality Laboratory Testing
and Most Compelling Value
to Our Customers
We Will Execute This Mission Through
Our Five Pillar Strategy

Five Pillar Strategy
Pillar One
Deploy Cash to Enhance
Footprint and Test Menu
and to Buy Shares

since 2004 (through Q3 2011)

approximately $64 per share

$1,000
$800
$600
$400
$200
$-
$ Millions
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
$884
$758
2004
2005
2006
2007
2008
2009
2010
Operating Cash Flow
Free Cash Flow

Five Pillar Strategy—Pillar One
Strong Cash Generation
Strong Cash Generation
Cash Flow
• 6-year FCF CAGR of 9.4%
• Strategic acquisitions
• $3.7 B share repurchase
 at an average price of
Note: $ in millions and Free Cash Flow is a non-GAAP metric

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.94
$3.32
$3.83
$4.68
$5.58
$6.85
$7.19
2004
2005
2006
2007
2008
2009
2010

Five Pillar Strategy—Pillar One
Impressive FCF Trend
Free Cash Flow Per Share
• 6-year FCF Per Share CAGR of 16.1%
• 2011 FCF Yield range of
 approximately 8% to 10%
 through Q3
Note: Free Cash Flow Per Share and Free Cash Flow Yield are non-GAAP metrics

Five Pillar Strategy—Pillar One
Competitive Position
Scale and Scope
• National infrastructure
• Broad test offering
• Managed care contracts
• Economies of scale
Primary LabCorp Testing Locations*
Esoteric Lab Locations
(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)
Patient Service Centers*

genzyme
Genetics

LabWest INC
A LabCorp Company

DCL
Medical Laboratories
A LabCorp Company

Five Pillar Strategy—Pillar One
Key Uses of Cash
Key Uses of Cash
• Acquisitions
 • Genzyme Genetics
 • Westcliff (LabWest, Inc)
 • DCL
• Share Repurchase
 • $337 million in 2010
 • $478 million through Q3 2011

Integrated
GENETICS
LabCorp Specialty Testing Group

Integrated
ONCOLOGY
LabCorp Specialty Testing Group

Five Pillar Strategy—Pillar One
Genzyme Genetics Rebranding
Two new names in specialized testing
• Beginning in February 2012, we will use the name Integrated Genetics for the reproductive portion of the Genzyme Genetics business
• At the same time, LabCorp’s existing oncology business and the Genzyme Genetics
 Oncology business will provide services under a new name, Integrated Oncology

Five Pillar Strategy—Pillar One
Importance of Genetics
• Preconception
• Pre- and post-natal
• Identification of disease carriers
• Identification of disease predisposition
•  Diagnosis of genetically caused or
  influenced conditions
 (e.g., developmental delay)
• Disease prognosis and treatment
  (especially cancer)

• More sophisticated methods of cancer
  testing complement traditional biopsies
• Value of diagnostics for disease prognosis,
  and monitoring of progression and recurrence
• Critical role of testing in therapy selection
Five Pillar Strategy—Pillar One
Importance of Oncology

Five Pillar Strategy
Pillar Two
Enhance IT Capabilities
To Improve Physician
and Patient Experience

LabCorp Beacon
Home
Results
Orders
Patients
Trends
Orders / New Order
Dr. AnyProvider
Patient, Anyname
Male
02/14/1932
Medicare
Patient Visit Information
Diagnosis Codes
Tests and Panels
Cancel
Save Order
Collect & Send
LabCorp

Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician Experience
Intuitive Order Entry
•Streamlined ordering
Provider, Diagnosis, Test and
Collection information are all displayed
in a single screen
•Requisition and account logic
Automatically generates requisitions
with appropriate account numbers
•Key time-saving features
 • Send to PSC
 • Standing orders
 • Electronic add-on testing
 • User-defined pick lists

LabCorp Beacon.
Reports Inbox
Patients
Reports Inbox
LabCorp Beacon.
Reports Inbox
Reports Inbox
PATIENT ANYNAME
CBC With Differential/Platelet

Unified Results
•Centralizes lab connectivity
View lab reports from DIANON
Systems, Esoterix, LabCorp, Litholink,
US Labs, and CMBP
•Share results
Email, fax, print and annotations
make it easy to share critical
information
•Visual cues
Supports physician decision making,
enhances the timeliness of patient
care and facilitates follow-up with
abnormal results in red and unread
reports in bold
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician Experience

Total:
9
Example • 63F • 10/20/1946
Glucose, Serum
Normal minimum
Normal maximum
Observation result
Results from Original Patient
Print

Trends & Analytics
•One-click trending
Physicians and staff can quickly view
a single test or analyte for one
patient and the trended history for
that patient
•Sort and filter results
Providers can filter their entire
patient population on
demographics and test results to
identify trends and patients at risk
•View lab history
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician Experience

Collect in the following order:
2.7 mL
8.5 mL
Blue Top (Sodium Citrate)
1 : Tube must be filled to 90% capacity to avoid rejection for coagulation tests.
Serum Gel Tube
To Collect
To Submit
Print Guide
Cancel
Save Order
Submit Order

AccuDraw Integration
•Reduce errors
•Reduce training time
•Proven results
Success in LabCorp Patient Service
Centers will be extended to
customers
Online Appointment
Scheduling
•Patient convenience
•Improved service experience
•2011 enhancements will improve
collection of payment at the time
of scheduling
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Patient Experience

Welcome, Patient Name | Account Settings | Help | Log Out
LabCorp Beacon: Patient
Patient Name
Add or switch person
Home
Lab Results
Profile
Lab Test Results
View all lab test results
New lab test results
Date of Service
Ordering Physician
Account Name
Mar 10, 2011 Dr. Name MD Office #1 View
Mar 07, 2011 Dr. Name MD Office #2 View
Feb 24, 2011 Dr. Name MD Office #3 View
Feb 11, 2011 Dr. Name MD Office #4 View
Nov 15, 2010 Dr. Name MD Office #5 View
Recently viewed lab test results
Date of Service
Ordering Physician
Account Name
Oct 07, 2010 Dr. Name MD Office #6 View
Aug 12, 2010 Dr. Name MD Office #6 View
I Want to...
Pay My Bill
Pay
Schedule a Lab Appointment
Find
Find a Lab
Enter Zip Code
Find
Share Health Information
Share
Get Answers to Questions
View FAQs
Personal Profile
KEEP INFO UP TO DATE
Current Information
Patient Name
123 Anystreet St
Anytown, US 12345
Update
Calendar
NEXT APPOINTMENT | View all
Nov 10, 2011 8:30 AM
Confir123456789
123 Main, Suite 1
Anytown, US 12345
123-456-7890
Change | Cancel
Schedule an Appointment
Search for labs in your area
Find
Health Library
LEARN ABOUT TESTS
Learn more about routine or specialized tests used to diagnose and manage specific health conditions
Search tests
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© 2011 Laboratory Corporation of America® Holdings
All Rights Reserved. Visit www.labcorp.com Privacy Statement
LabCorp

Patient Portal
•Make an appointment
24 hours a day
•Receive lab results
as easily as checking email
•Share lab results
securely and privately
•Pay bills online
easily and securely
•Get notifications and alerts
automatically
•Manage healthcare information
for the entire family
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Patient Experience

Five Pillar Strategy
Pillar Three
Continue to Improve Efficiency to
Offer the Most Compelling Value in
Laboratory Services

• Standardized lab and billing IT systems
• Automation of pre-analytics
• Supply chain optimization
• Sysmex fully automated hematology
  operations
• Consistent gross margin improvement
  (net of acquisitions)
• Full year bad debt reduction of
 50bp in 2010 and an additional
 reduction of 25bp in Q3 of 2011
Five Pillar Strategy—Pillar Three
Most Efficient Provider

Five Pillar Strategy
Pillar Four
Scientific Innovation
At Appropriate Pricing

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (Cardiovascular Disease)
BG Medicine	Cardiovascular Disease
Duke University	Joint Venture in biomarker development
Duke University	Lung Cancer
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Johns Hopkins	Melanoma
MDxHealth	Companion Diagnostics (Oncology)
Medco Health Solutions	Companion Diagnostics (Research)
Merck	Companion Diagnostics (Infectious Disease)
University of Minnesota	Lupus
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)
Five Pillar Strategy—Pillar Four
Scientific Innovation
• Introduction of new tests
• Acquisitions and licensing
• Collaborations with leading
 companies and academic
 institutions

“K-RAS testing should be routinely conducted
in all colorectal cancer patients immediately
after diagnosis to ensure the best treatment
strategies for the individual Patient”
- Dr. Eric Van Cutsem, presenter at the June 2008 American
Society of Clinical Oncology meeting
FDA recommends genetic screening prior to
treatment with Abacavir
ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has
issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs)
caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen (HLA) allele, HLA-B* 5701.
Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-containing medications.
“FDA has approved the expanded use of
Selzentry… to include adult patients with CCR5-
tropic HIV-1 virus who are starting treatment for
the first time.”
 - ViiV Healthcare Press Release, November 20th, 2009
Five Pillar Strategy—Pillar Four
Scientific Innovation
• Recent offerings in companion
 diagnostics and personalized medicine
 • IL-28B
 • K-RAS
 • HLA-B* 5701
 • BRAF Gene Mutation Detection
 • EGFR Mutation Analysis
 • CYP 450 2C19
 • Trofile® (CCR5 Tropism)
 • PhenoSense®, PhenoSense GT®
 • HERmark®
• Outcome Improvement Programs
 • CKD program
 • Litholink kidney stone program
 • CVD program
 • Bone (osteoporosis) program
• Clearstone acquisition
 • Global clinical trials capability
 • Presence in China

Five Pillar Strategy
Pillar Five
Alternative Delivery Models

Revenue and Adjusted EPS Growth: 2004 - 2010 (1) (2)

$3,085
$2.45
$3,328
$2.80
$3,591
$3.30
$4,068
$4.18
$4,513
$4.60
$4,695
$4.89
$5,004
$5.55
2004
2005
2006
2007
2008
2009
2010
Revenue ($mil)
Adjusted EPS

Revenue and
EPS Growth
• 6-year revenue CAGR of
 approximately 8.4%
• 6-year Adjusted EPS CAGR
 of approximately 14.6%
(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the $0.44 per diluted share impact in 2008 of restructuring and other special charges; excluding the ($0.09) per diluted share impact in 2009 of restructuring and other special charges; excluding the ($0.17) per diluted share impact in 2010 of restructuring and other special charges.
(2) EPS, as presented represents adjusted, non-GAAP financial measures. Diluted EPS, as reported in the
 Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.26 in
 2008; $4.98 in 2009; and $5.29 in 2010
Excellent Performance

Recent Accomplishments
Our Results
• Profitable growth and capital deployment
 • Esoteric growth
 • Maintained price
 • Acquisitions
• Improved IT and client connectivity
 • Beacon order entry rollout
 • Introduced LabCorp Patient Portal
 • Enhanced physician and patient experience
• Continued efficiency programs
 • Increased throughput
  (specimens per employee up 40% since 2007)
 • Call center consolidation
 • Lowered bad debt
• Furthered scientific leadership
 • Clearstone acquisition
 • IL-28B
 • New offerings in Women’s Health
  and companion diagnostics
• Extended UnitedHealthcare contract through
 the end of 2018

2012 Priorities
Our Focus
• Pillar One - Cash Deployment
 • Genzyme Genetics integration
 • Accretive acquisitions
 • Repurchase shares
• Pillar Two - Enhance IT Capabilities
 • Expand Beacon functionality
 • Deploy Patient Portal nationally
• Pillar Three - Improve Efficiency
 • Complete Touch/Accudraw implementation
 • Complete Burlington lab expansion
 • Facility rationalization
• Pillar Four - Scientific Leadership
 • Enhance scientific leadership
 • Introduce new companion diagnostics and
  personalized medicine offerings
 • Grow clinical trials business
• Pillar Five - Alternative Models
 • Explore alternative delivery models
 • Broaden relationships with managed care

Note: During both the first quarter of 2010 and the first quarter of 2011, inclement weather reduced Adjusted EPS Excluding Amortization by approximately eight cents
Third Quarter and YTD
2011 Results
	Three Months Ended Sep 30,				Nine Months Ended Sep 30,
	2011	2010	+/(-)		2011	2010	+/(-)
Revenue	$ 1,404.5	$ 1,276.5	10.0%		$ 4,176.2	$ 3,708.5	12.6%
Adjusted Operating Income (1)	$ 263.5	$ 250.1	5.4%		$ 806.8	$ 764.1	5.6%
Adjusted Operating Income Margin (1)	18.8%	19.6%	-80	bp	19.3%	20.6%	-130	bp
Adjusted EPS Excluding Amortization (1)	$ 1.61	$ 1.58	1.9%		$ 4.80	$ 4.54	5.7%

Operating Cash Flow (2)	$ 176.8	$ 176.2	0.3%		$ 577.0	$ 624.4	-7.6%
Less: Capital Expenditures	$ (40.4)	$ (34.3)	17.8%		$ (115.6)	$ (93.3)	23.9%
Free Cash Flow	$ 136.4	$ 141.9	-3.9%		$ 461.4	$ 531.1	-13.1%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)
(2) Operating Cash Flow was reduced by $49.5 million as a result of the Hunter Labs settlement

Operating Cash Flow	$ 176.8				$ 577.0
Hunter Labs settlement	$ 49.5				$ 49.5
Adjusted Operating Cash Flow	$ 226.3				$ 626.5

Key Points
• Critical position in health care delivery system
• Attractive market
• Consistent strategy
  • Excellent cash flow deployed to enhance
   strong competitive position
  • IT innovation to improve physician and
   patient experience
  • Most efficient provider delivering
greatest    value
  • Scientific leadership
  • Alternative delivery models
• Track record of execution and success
Conclusion

Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)
	Three Months Ended Sep 30,
Adjusted Operating Income	2011	2010
Operating income	$ 239.4	$ 235.3
Restructuring and other special charges (1) (2)	24.1	14.8
Adjusted operating income	$ 263.5	$ 250.1

Adjusted EPS Excluding Amortization
Diluted earnings per common share	$ 1.31	$ 1.34
Impact of restructuring and other special charges (1) (2)	0.17	0.13
Amortization expense	0.13	0.11
Adjusted EPS Excluding Amortization (3)	$ 1.61	$ 1.58
1) During the third quarter of 2011, the Company recorded net restructuring and other special charges of $24.1 million, consisting of $7.9 million in severance related liabilities and $16.2 million in net facility-related costs primarily associated with ongoing integration of the Clearstone, Genzyme Genetics and Westcliff acquisitions. The after tax impact of these charges decreased net earnings for the three months ended September 30, 2011, by $16.9 million and diluted earnings per share by $0.17 ($16.9 million divided by 102.2 million shares).

During the first two quarters of 2011, the Company recorded restructuring and other special charges of $81.8 million. The restructuring charges included $10.9 million in net severance and other personnel costs along with $20.5 million in net facility-related costs primarily associated with the ongoing integration of the Genzyme Genetics and Westcliff acquisitions. The special charges also include $34.5 million ($49.5 million, net of previously recorded reserves of $15.0 million) relating to the settlement of the Hunter Labs litigation in California, along with $1.1 million for legal costs associated with the planned acquisition of Orchid Cellmark incurred during the second quarter of
2011, both of which were recorded in Selling, General and Administrative Expenses in the Company’s Statement of Operations. The charges also included a $14.8 million write-off of an investment made in a prior year.

For the nine months ended September 30, 2011, the after tax impact of these combined charges decreased net earnings by $66.3 million and diluted earnings per share by $0.65 ($66.3 million divided by 102.3 million shares).

2) During the third quarter of 2010, the Company recorded restructuring and other special charges of $21.8 million, consisting of $10.9 million in professional fees and expenses associated with acquisitions; $7.0 million in bridge financing fees associated with the signing of an asset purchase agreement for Genzyme Genetics; and $3.9 million in severance related liabilities associated with workforce reduction initiatives. The after tax impact of these charges decreased net earnings for the three months ended September 30, 2010, by $13.4 million and diluted earnings per share by $0.13 ($13.4 million divided by 104.1 million shares).

During the first quarter of 2010, the Company recorded net charges of $9.3 million relating to severance payments and the closing of redundant and underutilized facilities as well as the write-off of development costs incurred on systems abandoned during the quarter.

For the nine months ended September 30, 2010, the after tax impact of these combined charges decreased net earnings by $19.1 million and diluted earnings per share by $0.18 ($19.1 million divided by 105.4 million shares).

3) The Company continues to grow its business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization will provide investors with better insight into the operating performance of the business. For the quarters ended September 30, 2011 and 2010, intangible amortization was $21.2 million and $18.0 million, respectively ($13.0 million and $11.0 million net of tax, respectively) and decreased EPS by $0.13 ($13.0 million divided by 102.2 million shares) and $0.11 ($11.0 million divided by 104.1 million shares), respectively. For the nine months ended September 30, 2011 and 2010, intangible amortization was $64.6 million and $53.1 million respectively ($39.5 million and $32.5 million net of tax, respectively) and decreased EPS by $0.39 ($39.5 million divided by 102.3 million shares) and $0.31 ($32.5 million divided by 105.4 million shares), respectively.

Reconciliation of non-GAAP
Financial Measures

Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)
	Nine Months Ended Sep 30,
Adjusted Operating Income	2011	2010
Operating income	$ 700.9	$ 740.0
Restructuring and other special charges (1) (2)	105.9	24.1
Adjusted operating income	$ 806.8	$ 764.1

Adjusted EPS Excluding Amortization
Diluted earnings per common share	$ 3.76	$ 4.05
Impact of restructuring and other special charges (1) (2)	0.65	0.18
Amortization expense	0.39	0.31
Adjusted EPS Excluding Amortization (3)	$ 4.80	$ 4.54
1) During the third quarter of 2011, the Company recorded net restructuring and other special charges of $24.1 million, consisting of $7.9 million in severance related liabilities and $16.2 million in net facility-related costs primarily associated with ongoing integration of the Clearstone, Genzyme Genetics and Westcliff acquisitions. The after tax impact of these charges decreased net earnings for the three months ended September 30, 2011, by $16.9 million and diluted earnings per share by $0.17 ($16.9 million divided by 102.2 million shares).

During the first two quarters of 2011, the Company recorded restructuring and other special charges of $81.8 million. The restructuring charges included $10.9 million in net severance and other personnel costs along with $20.5 million in net facility-related costs primarily associated with the ongoing integration of the Genzyme Genetics and Westcliff acquisitions. The special charges also include $34.5 million ($49.5 million, net of previously recorded reserves of $15.0 million) relating to the settlement of the Hunter Labs litigation in California, along with $1.1 million for legal costs associated with the planned acquisition of Orchid Cellmark incurred during the second quarter of
2011, both of which were recorded in Selling, General and Administrative Expenses in the Company’s Statement of Operations. The charges also included a $14.8 million write-off of an investment made in a prior year.

For the nine months ended September 30, 2011, the after tax impact of these combined charges decreased net earnings by $66.3 million and diluted earnings per share by $0.65 ($66.3 million divided by 102.3 million shares).

2) During the third quarter of 2010, the Company recorded restructuring and other special charges of $21.8 million, consisting of $10.9 million in professional fees and expenses associated with acquisitions; $7.0 million in bridge financing fees associated with the signing of an asset purchase agreement for Genzyme Genetics; and $3.9 million in severance related liabilities associated with workforce reduction initiatives. The after tax impact of these charges decreased net earnings for the three months ended September 30, 2010, by $13.4 million and diluted earnings per share by $0.13 ($13.4 million divided by 104.1 million shares).

During the first quarter of 2010, the Company recorded net charges of $9.3 million relating to severance payments and the closing of redundant and underutilized facilities as well as the write-off of development costs incurred on systems abandoned during the quarter.

For the nine months ended September 30, 2010, the after tax impact of these combined charges decreased net earnings by $19.1 million and diluted earnings per share by $0.18 ($19.1 million divided by 105.4 million shares).

3) The Company continues to grow its business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization will provide investors with better insight into the operating performance of the business. For the quarters ended September 30, 2011 and 2010, intangible amortization was $21.2 million and $18.0 million, respectively ($13.0 million and $11.0 million net of tax, respectively) and decreased EPS by $0.13 ($13.0 million divided by 102.2 million shares) and $0.11 ($11.0 million divided by 104.1 million shares), respectively. For the nine months ended September 30, 2011 and 2010, intangible amortization was $64.6 million and $53.1 million respectively ($39.5 million and $32.5 million net of tax, respectively) and decreased EPS by $0.39 ($39.5 million divided by 102.3 million shares) and $0.31 ($32.5 million divided by 105.4 million shares), respectively.

Reconciliation of non-GAAP
Financial Measures

Supplemental Financial Information
Laboratory Corporation of America
Other Financial Information
FY 2009, FY 2010 and Q1-Q3 2011

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11	Q3 11
Bad debt as a percentage of sales	5.3%	5.3%	5.3%	5.3%	5.0%	4.8%	4.8%	4.7%	4.7%	4.7%	4.5%
Days sales outstanding	52	50	48	44	46	45	44	46	47	46	46
A/R coverage (Allow. for Doubtful Accts. / A/R)	19.5%	20.6%	21.9%	23.2%	21.7%	20.7%	20.4%	18.5%	19.4%	20.6%	21.1%

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